Long-Term Debt	6 Months Ended
Jun. 30, 2024
Debt Disclosure [Abstract]
Long-Term Debt	Long-Term Debt
The Company’s outstanding long-term debt consisted of the following:

(in millions)	Currency	Maturity Date	As of December 31, 2023	As of December 31, 2022
Term loans	USD	January 2027	$500	$500
Revolving credit facility	USD	January 2027	110	—
Senior notes	USD	October 2028	300	—
Total			910	500
Unamortized debt issuance costs			(6)	(1)
Total long-term debt			$904	$499
The interest rate on the term loan was 6.46% as of December 31, 2023 and 5.41% as of December 31, 2022. The interest rate on the revolving credit facility was 6.45% as of December 31, 2023.
Borrowings under the senior notes bear a fixed interest rate of 6.500% per annum.
Senior Notes Offering
In October 2023, the Company issued $300 million in aggregate principal amount of 6.500% senior notes due in 2028 (the “notes”). The notes were sold to qualified institutional buyers in the United States in reliance on Rule 144A under the Securities Act and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The notes are senior unsecured obligations of UL Solutions Inc. and are unconditionally guaranteed by UL LLC, the Company’s wholly owned subsidiary. The Company used the net proceeds from the offering of the notes, together with borrowings under the Credit Facility and cash on hand, to fund a $600 million special cash dividend to UL Standards & Engagement, which was paid in December 2023.
UL Solutions will pay interest on the notes semi-annually in arrears on April 20 and October 20 of each year, beginning on April 20, 2024. Maturity date of the notes is October 20, 2028.
Pursuant to the indenture that governs the notes (the “indenture”), there are certain limitations on the ability of the Company and its restricted subsidiaries to create or incur liens and to enter into sale and leaseback transactions. The indenture also imposes certain limitations on the ability of the Company to merge, consolidate or amalgamate with or into any other person (other than a merger of a wholly owned subsidiary into the Company) or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of the property of the Company in any one transaction or series of related transactions. These limitations are subject to significant exceptions.
If a change of control triggering event occurs, as defined in the indenture, UL Solutions will be required to offer to purchase the notes at a price equal to 101% of their principal amount, together with accrued and unpaid interest, if any. The Company may also redeem some or all of the notes at any time prior to their maturity pursuant to the indenture’s provisions and limitations.
In connection with the offering, the Company also entered into a registration rights agreement for the benefit of the holders of the notes, under which the Company is required to conduct an offer to exchange the notes pursuant to a registration statement filed with the SEC within 730 days after the original issue date of the notes or otherwise pay additional interest on the notes.
Credit Facility
In January 2022, the Company entered into a credit agreement with Bank of America, N.A. and certain other lenders, which provides for senior unsecured credit facilities in an aggregate principal amount of $1,250 million (collectively, the “Credit Facility”), consisting of term loans in an initial aggregate principal amount of $500 million and revolving loan commitments in an initial aggregate commitment amount of $750 million (including a $25 million sub-facility for letters of credit). The Credit Facility includes an accordion feature permitting an increase in the Credit Facility by an aggregate amount of up to $625 million (of which up to $400 million may consist of term loans), subject to the consent of any lenders providing such increase, the absence of any default or event of default and entry into customary documentation with respect to such increase. The Company’s subsidiary UL LLC, a Delaware limited liability company, is the named borrower under the Credit Facility and, together with other UL Solutions affiliates, the Company provides a guaranty of its obligations thereunder. Proceeds from the Credit Facility in January 2022, which included $500 million in term loans and $200 million in draws from the revolving loan commitments, were used to replace the Company’s previous revolving credit facilities and partially fund payment of a $1,600 million special cash dividend that was declared and paid to UL Standards & Engagement in January 2022, as well as for general corporate purposes. The Credit Facility matures in January 2027 and may be prepaid without fees or penalties. The Company made repayments of $30 million and $200 million related to the revolving credit facility in 2023 and 2022, respectively. The Company had approximately $7 million and $4 million outstanding in letters of credit, surety bonds, and performance and other guarantees with financial institutions as of December 31, 2023 and December 31, 2022.
Future borrowings under the Credit Facility are subject to the satisfaction of customary conditions, including the absence of any default or event of default and the accuracy of representations and warranties.
Borrowings under the Credit Facility bear interest at a rate per annum equal to, at the Company’s option, (a) in the case of U.S. dollar loans, the Bloomberg Short-term Bank Yield (“BSBY”) Index rate plus a margin, and for all other currencies, a specified benchmark rate for the applicable currency plus, in certain instances, a specified spread adjustment plus a margin (loans with a rate based on this clause (a), “benchmark rate loans”) or (b) for U.S. dollar loans only, the base rate plus a margin (loans with a rate based on this clause (b), “base rate loans”). As of December 31, 2023, the margin was 1.0% for benchmark rate loans and 0.0% for base rate loans but will be adjusted based on the Company’s most recently tested consolidated net leverage ratio and may vary from 1.0% to 1.5% for benchmark rate loans and 0% to 0.5%for base rate loans. The unused commitment fee varies from 0.1% to 0.2% based on the Company’s most recently tested consolidated net leverage ratio.
The Credit Facility includes customary representations and warranties, covenants and events of default, subject to certain customary exceptions, materiality thresholds and grace periods. The covenants include, among other things, financial reporting, maintenance of line of business, notices of default and other material changes, as well as limitations on investments and acquisitions, mergers and transfers of all or substantially all assets, dividends and distributions, burdensome contracts with affiliates, liens and indebtedness.
The Credit Facility also includes a financial covenant tested quarterly which requires the Company to maintain a consolidated net leverage ratio of not greater than 3.5 to 1.0, calculated on a consolidated basis for each consecutive four fiscal quarter period, with an increase in the maintenance level to 4.0 to 1.0 for each of the four test periods immediately following any permitted acquisition that involves the payment of aggregate consideration in excess of $100 million, subject to a two fiscal quarter rest period between increases for separate acquisitions. The calculation of the consolidated net leverage ratio permits the netting of up to $250 million of unrestricted cash from funded debt. As of December 31, 2023, the Company was in compliance with all covenants under this facility.
As of December 31, 2023, the remaining aggregate scheduled principal repayments of the Company’s long-term debt are as follows:

(in millions)
2024	$—
2025	50
2026	50
2027	510
2028	300
Total	$910
Long-Term Debt
The Company’s outstanding debt consisted of the following:

(in millions)	Currency	Maturity Date	June 30, 2024	December 31, 2023
Term loans	USD	January 2027	$500	$500
Revolving credit facility	USD	January 2027	15	110
Senior notes	USD	October 2028	300	300
Total debt			815	910
Less: unamortized debt issuance costs			(5)	(6)
Total debt, net of unamortized debt issuance costs			810	904
Less: current portion of long-term debt			(25)	—
Long-term debt			$785	$904
Credit Facility
In January 2022, the Company entered into a credit agreement with Bank of America, N.A. and certain other lenders, which provides for senior unsecured credit facilities in an aggregate principal amount of $1,250 million (collectively, and as amended from time to time, the “Credit Facility”), consisting of term loans and revolving loan commitments. As of June 30, 2024, the Company was in compliance with all covenants under the Credit Facility.
The interest rate on the term loans was 6.52% as of June 30, 2024 and 6.46% as of December 31, 2023 and the interest rate on the revolving credit facility was 6.48% as of June 30, 2024 and 6.45% as of December 31, 2023.
Since entering into the agreement in January 2022, borrowings under the Credit Facility bore interest at a rate per annum equal to, at the Company’s option, (a) in the case of U.S. dollar loans, the Bloomberg Short-term Bank Yield (“BSBY”) rate plus a margin, and for all other currencies, a specified benchmark rate for the applicable currency plus, in certain instances, a specified spread adjustment plus a margin (loans with a rate based on this clause (a), “benchmark rate loans”) or (b) for U.S. dollar loans only, the base rate plus a margin (loans with a rate based on this clause (b), “base rate loans”). In addition, the Credit Facility included a provision that replaces BSBY with the Secured Overnight Financing Rate (“SOFR”) plus certain specified credit spread adjustments in the event that BSBY ceases to be available as a reference rate. In November 2023, the Bloomberg Index Services Limited announced that the permanent cessation of BSBY and all of its tenors will be effective on November 15, 2024. Accordingly, on June 28, 2024, the Company entered into an amendment (the “First Credit Facility Amendment”) to the Credit Facility with Bank of America, N.A. and certain other lenders. The First Credit Facility Amendment provided, among other things, for (i) the replacement of BSBY with Term SOFR plus a SOFR adjustment of 0.10% as a benchmark rate for interest periods commencing subsequent to June 28, 2024; (ii) UL Solutions Inc., which was previously the guarantor of the facility, became the named borrower, and UL LLC, which was previously the named borrower, became the guarantor. The foregoing summary of certain provisions of the First Credit Facility Amendment is qualified in its entirety by reference to the full text of the First Credit Facility Amendment, which is filed as Exhibit 10.61 to this registration statement.
Senior Notes
In October 2023, the Company issued $300 million in aggregate principal amount of 6.500% senior notes due 2028 (the “notes”). The notes are senior unsecured obligations of UL Solutions Inc. and are unconditionally guaranteed by UL LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“UL LLC”). Borrowings under the notes bear a fixed interest rate of 6.500% per annum.